E*TRADE TECHNOLOGY INDEX FUND
ANNUAL REPORT

Dear E*TRADE Funds Shareholders,

We're writing to report the performance of the E*TRADE Technology Index Fund (the "Fund") for the year ended December 31, 2000. We'd also like to take this opportunity to thank all of you for your investment in the Fund.

The Fund's investment objective is to match, before fees and expenses, the total return of the stocks making up the Goldman Sachs Technology (GSTITM Composite) Index (the "GSTI Index" or "Index").* The GSTI Composite Index is one of the broadest measures of U.S. traded technology stocks available. The GSTI Composite Index generally includes over 200 companies representing six different segments of the U.S. technology marketplace selected by Goldman Sachs & Co. (including hardware, internet, multi-media networking, semiconductors, services, and software). The GSTI Composite Index primarily consists of stocks of companies in the technology industry with capitalization of at least $1 billion. However, it may also include companies with smaller capitalization.

The Fund is limited to investments in industry segments of the U.S. stock market that are generally associated with technology. Greater risk and increased volatility are associated with investments in these segments of the stock market. The technology segment can be affected by specific risks including aggressive product prices due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others.

--------------------------------------------------------------------------------
                       RETURNS FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                        AVERAGE ANNUAL RETURN            CUMULATIVE RETURN
----------- ---------- -------------------------- -----------------------------
                       SINCE        9/1/99-        SINCE            9/1/99-
            ONE YEAR   INCEPTION**  12/31/00**     INCEPTION**      12/31/00**
----------- ---------- ------------ --------------- ----------- ----------------
Fund         -38.02%    -6.16%       -8.32%          -8.45%      -10.95%
----------- ---------- ------------ --------------- ----------- ----------------
GSTI Index   -37.84%    -            -8.26%          -           -10.87%
----------- ---------- ------------ --------------- ----------- ----------------

The following table shows the hypothetical return of $10,000 invested in the GSTI Index (and not the return of any fund).

                           GSTI
 DATE                     INDEX+
-----------------------------------------

8/13/99            $10,000
9/30/99            $10,100
10/31/99           $10,458
11/30/99           $11,919
12/31/99           $14,339
1/31/00            $13,453
2/29/00            $15,894
3/31/00            $16,608
4/30/00            $15,160
5/31/00            $13,489
6/30/00            $15,149
7/31/00            $14,442
8/31/00            $16,321
9/30/00            $13,677
10/31/00           $12,644
11/30/00           $ 9,748
12/31/00           $ 8,913



The following table provides the hypothetical account values of $10,000 invested in the Fund as of the end of each month in which the Fund was operational for the period ended December 31, 2000.



                       E*TRADE
                   TECHNOLOGY INDEX
 DATE                INDEX FUND++
-------------------------------------

8/13/99                   $10,000.00
9/30/99                   $10,390.00
10/31/99                  $10,760.00
11/30/99                  $12,310.00
12/31/99                  $14,771.00
1/31/00                   $13,877.00
2/29/00                   $16,382.00
3/31/00                   $17,109.00
4/30/00                   $15,633.00
5/31/00                   $13,908.00
6/30/00                   $15,602.00
7/31/00                   $14,864.00
8/31/00                   $16,787.00
9/30/00                   $14,064.00
10/31/00                  $12,993.00
11/30/00                  $10,010.00
12/31/00                   $9,155.00


[insert graph]


+Hypothetical illustration of $10,000 invested at inception (commencement of operations was August 13, 1999), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2000. This graph reflects the Fund's operating expenses, but the Index does not have expenses, which would have lowered its performance.

You should remember that past performance is no guarantee of future returns and the Fund may not be able to duplicate its performance. The investment return and principal value of an investment in the Fund will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

In addition to our current family of no-load, index funds, we are pleased to introduce two new funds to help you diversify your current portfolio - E*TRADE Financial Sector Index Fund and E*TRADE Russell 2000(R) Index Fund.

E*TRADE FINANCIAL SECTOR INDEX FUND:

The E*TRADE Financial Sector Index Fund's investment objective is to seek to match as closely as practicable, before fees and expenses, the total return of the stocks comprising the Dow Jones U.S. Financial Sector (DJFS) Index.SM*** . Because the E*TRADE Financial Sector Index Fund is non-diversified and invests in a single sector of the overall market, it may be subject to additional risk not typically associated with broadly diversified offerings.

E*TRADE RUSSELL 2000 INDEX FUND:

The E*TRADE Russell 2000 Index Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 IndexSM****, a recognized benchmark for the small-cap group. Certain risks are associated with investment in small-cap companies. Small-cap companies tend to be: less financially secure than large-capitalization companies; have less diverse product lines; be more susceptible to adverse developments concerning their products; be more thinly traded; have less liquidity; and have greater volatility in the price of their securities.

Adding these two index funds is part of the ongoing strategy of E*TRADE Funds to offer a complete proprietary mutual fund product lineup for investors seeking the benefits of broad portfolio diversification. Please check out http://www.etradefunds.etrade.com for a prospectus containing more information, including fees and expenses. Please read the prospectus carefully before you invest or send money.

The Fund's audited financial statements for the year ended December 31, 2000 are provided below. We hope you will find them useful for evaluating and monitoring your investment. Thank you again for your continued participation in the E*TRADE Technology Index Fund.

Sincerely,

E*TRADE Funds

* "GSTI TM" is a trademark of Goldman, Sachs & Co. and has been licensed for use by E*TRADE Asset Management, Inc. for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates and neither Goldman, Sachs & Co. nor any of its affiliates makes any representation regarding the advisability of investing in the Fund.

** The Fund began operations on August 13, 1999. Index Comparisons began on September 1, 1999.

*** "Dow JonesSM" and "Dow Jones U.S. Financial Sector IndexSM" are service marks of Dow Jones & Company Inc. and have been licensed for use for certain purposes by E*TRADE Asset Management, Inc. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information.

**** Frank Russell Company does not sponsor the Fund nor is it affiliated in any way with E*TRADE Asset Management or the Fund. "Frank Russell Company" and "Russell 2000 Index" are service marks of the Frank Russell Company and have been licensed for use for certain purposes by E*TRADE Asset Management, Inc. The Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund. Please see the Statement of Additional Information.

FINANCIAL MARKETS COMMENTARY

The year was one of extraordinary events and extreme volatility. The major benchmarks set all-time records. The Federal Reserve Board (the "Fed") raised rates not once but three times in the first half of the year. The Nasdaq reached a new all-time high on March 10th, before dropping more than 50% to reach its year low on December 20th. The price of a barrel of oil climbed to a ten-year high just as the European currency sank to a new low.

The year opened with America Online's proposal to pay $156 billion in stock for Time Warner. The combined companies (AOL Time Warner), a top-ten Fund holding, would represent the largest merger to date. The Nasdaq rose 167.1 points to 4049.7 on the same day. However, high fourth quarter GDP figures renewed concerns about inflation. In response, markets tumbled in January, dragged down by the technology sector. The Fed raised interest rates in February and again in March, as strong economic numbers continued to surface. The markets viewed these moves as signs that the Fed was keeping inflation under control, and rallied with each interest rate hike. By the end of the quarter, however, the performance edge that "new economy" stocks had held over "old economy" stocks began to erode, and over the following quarters investors increasingly sought the shelter of more traditional value stocks.

Market volatility heightened in the second quarter. The US District Court's ruling against Microsoft on April 3rd sent the stock tumbling more than 14%, triggering a sell-off among technology stocks. At 7.4% of assets, Microsoft is the Fund's second largest holding, so its decline contributed significantly to the Fund's negative performance. When higher-than-expected economic numbers were released on April 14th, the technology sell-off spread to other sectors. The Nasdaq Composite Index declined 25% in one week. On May 16th, a much-anticipated 0.50% interest hike by the Federal Reserve, accompanied by a suggestion that future rate increases were likely, spurred additional volatility in the markets and sent stock prices lower. In June, however, positive economic numbers pointed to a slower economy and the Fed left rates unchanged. The markets responded by rebounding in June with technology stocks leading the way. After a bumpy ride, the Nasdaq ended the second quarter down more than 13%.

In the third quarter, inflationary concerns and earnings disappointments triggered further declines. As oil prices reached new highs, investors worried about the impact to corporate earnings. A sinking euro compounded the concerns, particularly for companies with substantial sales in Europe. The Fund's third largest holding, Intel, was such a stock. When Intel warned of lower earnings, citing low demand in Europe as one of the factors, the markets responded by driving the share price down 44.5% for the month of September.

During the fourth quarter, declines in the technology sector continued. Technology companies followed Intel's lead in issuing earnings warnings for the fourth quarter as well as for the first quarter of 2001. In late October, disappointing quarterly revenue gains from Nortel Networks (the Fund's sixth largest holding) drove fiber-optic stock prices down, and sparked the Nasdaq's 190-point plunge for the day. In November, the Fund's fourth largest holding, Oracle Corp., dropped sharply on news that its Executive Vice President would leave the firm to become CEO of Veritas Software. The share price fell 14% for the day. The uncertainty surrounding the outcome of the November presidential election added further confusion to the markets. The month of November proved to be one of the worst in history, with the Nasdaq tumbling 22.9%. Despite a brief reprieve in December, when news of slow economic growth pointed to an impending Fed rate cut, the markets continued their descent. For the quarter, the Nasdaq lost 32.7%, dropping 39.2% for the year.

E*TRADE Technology Index Fund
Schedule of Investments
December 31, 2000
--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
                                                    ---------        -----------
COMMON STOCK (100.8% OF NET ASSETS)
------------------------------
ADVERTISING                             (0.0%)
    Doubleclick, Inc.                                 2,179          $   23,969
                                                                     ----------
BLANKBOOKS & LOOSELEAF BINDERS          (0.1%)
    Deluxe Corp.                                      1,249              31,562
                                                                     ----------
BUSINESS SERVICES                       (0.0%)
    Internet Capital Group, Inc.                      4,884              16,026
    Priceline.com, Inc.                               3,010               3,951*
                                                                     ----------
                                                                         19,977
                                                                     ----------
COMMUNICATIONS SERVICES                 (0.4%)
    Aether Systems, Inc.                                690              26,996*
    American Tower Corp.                              2,691             101,921
    At Home Corp.                                     6,776              37,480*
    Copper Mountain Networks, Inc.                      970               5,729*
    Crown Castle International Corp.                  2,736              74,043*
                                                                     ----------
                                                                        246,169
                                                                     ----------
COMPUTER FACILITIES MANAGEMENT          (0.6%)
    Comverse Technology, Inc.                         2,829             307,300*
                                                                     -----------
COMPUTER INTEGRATED SYSTEMS DESIGN      (2.8%)
    Bea Systems, Inc.                                 6,710             451,667*
    Brocade Communications Systems,
       Inc                                            3,970             364,496*
    Computer Sciences Corp.                           3,046             183,141
    Inktomi Corp.                                     1,938              34,642*
    Network Appliance, Inc.                           5,673             364,402*
    Nuance Communications, Inc.                         560              24,150*
    Redback Networks, Inc.                            2,650             108,650*
                                                                     ----------
                                                                      1,531,148
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

E*TRADE Technology Index Fund
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
                                                    ---------        -----------
COMPUTER PERIPHERAL EQUIPMENT          (11.5%)
    Adaptec, Inc.                                     1,697          $   17,394*
    Cabletron Systems, Inc.                           3,321              50,023*
    Cisco Systems                                   126,644           4,844,132*
    Emulex Corp.                                      1,310             104,718
    Juniper Networks, Inc.                            5,606             706,706
    Lexmark International, Inc.                       2,341             103,736
    Palm, Inc.                                       10,153             287,457*
    Qlogic Corp.                                      1,352             104,104*
    Symbol Technologies, Inc.                         2,482              89,352
    3-Com Corp.                                       6,237              53,015*
                                                                     ----------
                                                                      6,360,637
                                                                     ----------
COMPUTER PROGRAMMING SERVICES           (0.6%)
    Amdocs Limited                                    3,749             248,371*
    Critical Path, Inc.                               1,150              35,363*
    Entrust Technologies, Inc.                          970              12,610
    Kana Communication, Inc.                          1,540              17,710*
    Keane, Inc.                                       1,211              11,807
    Portal Software, Inc.                             2,930              22,982*
    US Internetworking, Inc.                          1,755               8,775
                                                                     ----------
                                                                        357,618
                                                                     ----------
COMPUTER RELATED SERVICES               (1.7%)
    Digital Island, Inc.                              1,260               5,119*
    Electronic Data Systems Corp.                     8,362             482,906
    Internap Network Services Corp.                   2,380              17,255*
    Internet Security Systems, Inc.                     770              60,397*
    Marchfirst, Inc.                                  2,592               3,888*
    Paychex, Inc.                                     6,647             323,210
    Red Hat, Inc.                                     2,780              17,375
    RSA Security, Inc.                                  730              38,599*
    Scient Corp.                                      1,330               4,323*
                                                                     ----------
                                                                        953,072
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

E*TRADE Technology Index Fund
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
                                                    ---------        -----------
COMPUTER STORAGE DEVICES                (4.8%)
    EMC Corp.                                        39,128          $2,602,012
    Quantum Corp.                                     2,682              35,704*
    Sandisk Corp.                                     1,220              33,855*
                                                                     ----------
                                                                      2,671,571
                                                                     ----------
COMPUTERS, PERIPHERALS & SOFTWARE       (0.2%)
    Creative Technology Ltd.                          1,688              18,778
    National Instruments Corp.                          907              44,046*
    Nvidia Corp.                                      1,190              38,991*
    Proxicom, Inc.                                    1,060               4,373*
    Safeguard Scientifics, Inc.                       2,124              14,072*
    Vitria Technology, Inc.                           2,320              17,980*
                                                                     ----------
                                                                        138,240
                                                                     ----------
DATA PROCESSING & PREPARATION           (3.6%)
    Acxiom Corp.                                      1,617              62,962*
    Affiliated Computer Services,
       Inc                                              840              50,978*
    Akamai Technologies, Inc.                         1,900              40,019*
    Automatic Data Processing, Inc.                  11,294             715,050
    Bisys Group, Inc.                                 1,014              52,855*
    Cacheflow, Inc.                                     650              11,091*
    DST Systems, Inc.                                 2,276             152,492*
    ECI Telecom Ltd.                                  1,580              22,095
    First Data Corp.                                  7,387             389,203
    Fiserv, Inc.                                      2,234             105,975*
    Infospace.com, Inc.                               4,214              37,268
    Sungard Data Systems, Inc.                        2,385             112,393*
    Terayon Communications Systems,
       Inc                                            1,170               4,753*
    Verisign, Inc.                                    3,505             260,027*
                                                                     ----------
                                                                      2,017,161
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

E*TRADE Technology Index Fund
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
                                                    ---------        -----------
DEPOSIT BANKING                         (0.4%)
    Concord EFS, Inc.                                 3,853          $  169,291*
    Nova Corp.                                        1,265              25,221*
                                                                     ----------
                                                                        194,512
                                                                     ----------

DIRECT MAIL ADVERTISING SERVICES        (0.1%)
    CMG Information                                   5,319              29,753*
                                                                     ----------
ELECTRONIC COMPONENTS                   (1.4%)
    American Power Conversion Corp.                   3,437              42,533*
    Celestica, Inc.                                   2,960             160,580*
    Flextronics International Ltd.                    6,950             198,075*
    Sanmina Corp.                                     3,010             230,640*
    Sawtek, Inc.                                        788              36,396
    SCI Systems, Inc.                                 2,543              67,072*
    Vishay Intertechnology, Inc.                      1,990              30,099*
                                                                     ----------
                                                                        765,395
                                                                     ----------
ELECTRONIC COMPUTERS                   (12.9%)
    Apple Computer, Inc.                              5,870              87,316*
    Ceridian Corp.                                    2,567              51,180
    Compaq Computer Corp.                            30,601             460,545
    Dell Computer Corp.                              46,394             808,995*
    Gateway, Inc.                                     5,722             102,939*
    Hewlett Packard Co.                              35,948           1,134,608
    International Business Machines                  31,913           2,712,605
    Rational Software Corp.                           3,280             127,715*
    Sun Microsystems, Inc.                           57,158           1,593,278*
    Unisys Corp.                                      5,588              81,725
                                                                     ----------
                                                                      7,160,906
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

E*TRADE Technology Index Fund
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
                                                    ---------        -----------
ELECTRONIC PARTS & EQUIPMENT            (0.3%)
    Arrow Electronics, Inc.                           1,692          $   48,433
    Avnet, Inc.                                       1,522              32,723
    Checkfree Holdings Corp.                          1,055              45,431*
    Power-One, Inc.                                   1,350              53,072*
                                                                     ----------
                                                                        179,659
                                                                     ----------

HEALTH & PERSONAL SERVICES              (0.1%)
    Sapient Corp.                                     2,130              25,427*
    Webmd Corp.                                       3,310              26,273
                                                                     ----------
                                                                         51,700
                                                                     ----------
INFORMATION RETRIEVAL SERVICES          (3.8%)
    Agile Software Corp.                                840              41,475*
    Amazon.com, Inc.                                  6,285              97,810*
    America On Line, Inc.                            41,350           1,438,980
    Commerce One, Inc.                                2,754              69,711
    Earthlink, Inc.                                   2,163              10,883*
    Ebay, Inc.                                        4,672             154,176*
    Psinet, Inc.                                      2,879               2,069*
    Yahoo! Inc.                                       9,848             297,132*
                                                                     ----------
                                                                      2,112,236
                                                                     ----------
INTERNET                                (0.0%)
    Verticalnet, Inc.                                 1,490               9,918*
                                                                     ----------
MEASURING & CONTROLLING DEVICES         (0.2%)
    Kla-Tencor Corp.                                  3,349             112,819
                                                                     ----------
MOTION PICTURE & VIDEO PRODUCTION       (0.1%)
    C/Net Networks, Inc.                              1,498              23,945
    Macrovision Corp.                                   740              54,772*
                                                                     ----------
                                                                         78,717
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

E*TRADE Technology Index Fund
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
                                                    ---------        -----------
MULTIMEDIA NETWORKING                   (0.1%)
    Polycom, Inc.                                     1,280          $   41,200*
                                                                     ----------
NETWORK EQUIMPENT                       (1.2%)
    Avanex Corp.                                      1,170              69,687*
    Digital Lightwave, Inc.                             520              16,478*
    Extreme Networks, Inc.                            1,916              74,964
    Finisar Corp.                                     2,830              82,070*
    Foundry Networks, Inc.                            2,060              30,900*
    MRV Communications, Inc.                            960              12,840*
    New Focus, Inc.                                   1,060              36,835*
    Oni Systems Corp.                                 2,240              88,620*
    Sonus Networks, Inc.                              3,210              81,053*
    Sycamore Networks, Inc.                           4,370             162,782*
    Turnstone Systems, Inc.                           1,160               8,628*
                                                                     ----------
                                                                        664,857
                                                                     ----------
PREPACKAGED SOFTWARE                   (20.5%)
    Adobe Systems, Inc.                               4,354             253,348
    Ariba, Inc.                                       4,280             230,050
    Art Technology Group, Inc.                        1,228              37,531
    BMC Software, Inc.                                4,448              62,272*
    Broadvision, Inc.                                 4,432              52,353
    Cadence Design System, Inc.                       4,360             119,900*
    Check Point Software Technologies
       Ltd                                            2,754             367,831*
    Citrix Systems, Inc.                              3,300              74,250*
    Cognos Incorporated                               1,490              28,031
    Computer Associates International                10,656             207,792
    Compuware Corp.                                   6,642              41,513*
    CSG Systems, Inc.                                   967              45,389*
    E.Piphany, Inc.                                     890              48,004*
    Electronic Arts                                   2,346              99,998*
    Interwoven, Inc.                                    880              58,025*
    Intuit, Inc.                                      3,699             145,879*
    I2 Technologies, Inc.                             5,788             314,723*
    J. D. Edwards & Co.                               1,923              34,253*
    Macromedia, Inc.                                    942              57,227

   The accompanying notes are an integral part of these financial statements.

E*TRADE Technology Index Fund
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
                                                    ---------        -----------
    Mercury Interactive Corp.                         1,444          $  130,321
    Micromuse, Inc.                                   1,260              76,053*
    Microsoft Corp.                                  94,839           4,125,496*
    Networks Associates, Inc.                         2,466              10,326*
    Novell, Inc.                                      5,885              30,712*
    Openwave Systems, Inc.                            2,823             135,328
    Oracle Systems Corp.                            102,264           2,972,047*
    Parametric Technology Corp.                       4,959              66,637*
    Peoplesoft, Inc.                                  4,916             182,814*
    Peregrine Systems, Inc.                           1,985              39,204
    Quest Software, Inc.                              1,560              43,778*
    Realnetworks, Inc.                                2,805              24,368*
    Siebel Systems, Inc.                              7,156             484,819*
    Symantec Corp.                                    1,109              37,013*
    Synopsys, Inc.                                    1,314              62,333*
    Veritas Software Co.                              6,801             595,088*
    Vignette Corp.                                    3,474              62,532
                                                                     ----------
                                                                     11,357,238
                                                                     ----------
PRESSED & BLOWN GLASS                   (1.4%)
    Corning, Inc.                                    14,931             788,543*
                                                                     ----------
PRINTED CIRCUIT BOARDS                  (0.8%)
    Jabil Circuit, Inc.                               3,408              86,478*
    Solectron Corp.                                  10,819             366,764
                                                                     ----------
                                                                        453,242
                                                                     ----------
PROCESS CONTROL INSTRUMENTS             (0.4%)
    Perkinelmer, Inc.                                   885              92,925
    Teradyne, Inc.                                    3,145             117,151
                                                                     ----------
                                                                        210,076
                                                                     ----------
RADIO & TV COMMUNICATIONS
 EQUIPMENT                              (3.6%)
    Andrew Corp.                                      1,400              30,450*

   The accompanying notes are an integral part of these financial statements.

E*TRADE Technology Index Fund
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
                                                    ---------        -----------
    Motorola, Inc.                                   38,809          $  785,882
    Netro Corp.                                         920               6,383*
    Qualcomm, Inc.                                   13,362           1,098,188*
    Scientific Atlanta, Inc.                          2,881              93,813
                                                                     ----------
                                                                      2,014,716
                                                                     ----------
RADIOTELEPHONE COMMUNICATIONS           (1.4%)
    Lucent Technologies, Inc.                        58,688             792,288
                                                                     ----------
SECURITY BROKERS & DEALERS              (0.1%)
    E*TRADE Group, Inc.                               5,307              39,139*
                                                                     ----------
SEMICONDUCTORS & RELATED DEVICES       (18.3%)
    Advanced Micro Devices, Inc.                      5,460              75,416
    Altera Corp.                                      7,144             187,977*
    Amkor Technology, Inc.                            2,735              42,435
    Analog Devices, Inc.                              6,357             325,399*
    Applied Micro Circuits Corp.                      4,444             333,508*
    Atmel Corp.                                       7,984              92,814*
    Broadcom Corp.                                    2,204             186,237*
    Conexant Systems, Inc.                            3,875              59,578*
    Cree, Inc.                                        1,220              43,348*
    Cypress Semiconductor Corp.                       2,128              41,895
    Dallas Semiconductor Corp.                        1,100              28,188
    Fairchild Semiconductor
       International Class A                          1,400              20,213*
    Globespan, Inc.                                   1,210              33,275*
    Integrated Device Technology, Inc.                1,870              61,944
    Intel Corp.                                     118,578           3,586,984
    International Rectifier Corp.                     1,130              33,900*
    JDS Uniphase Corp.                               13,455             560,905
    Lattice Semiconductor Corp.                       1,692              31,091*
    Linear Technology Corp.                           5,675             262,469
    LSI Logic Corp.                                   5,526              94,439*
    Maxim Integrated Products, Inc.                   5,130             245,278*
    Micrel, Inc.                                      1,526              51,407
    Microchip Technology, Inc.                        2,070              45,411*
    Micron Technology, Inc.                          10,154             360,467
    National Semiconductor Corp.                      3,141              63,213*
    PMC-Sierra, Inc.                                  2,648             208,199*
    Rambus, Inc.                                      1,740              62,858*

   The accompanying notes are an integral part of these financial statements.

E*TRADE Technology Index Fund
Schedule of Investments (continued)
December 31, 2000
--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
                                                    ---------        -----------
    RF Micro Devices, Inc.                            2,922          $   80,172*
    SDL, Inc.                                         1,406             208,352
    SGS-Thomson Microelectronics N.V.                16,013             685,557
    Texas Instruments, Inc.                          31,039           1,470,472
    Transwitch Corp.                                  1,480              57,905*
    Triquint Semiconductor, Inc.                      1,410              61,599*
    Virata Corp.                                        920              10,005*
    Vitesse Semiconductor, Inc.                       3,388             187,399*
    Xilinx, Inc.                                      5,905             272,368*
                                                                     ----------
                                                                     10,172,677
                                                                     ----------
SOFTWARE                                (0.3%)
    Tibco Software, Inc.                              3,430             164,426*
                                                                     ----------
SPECIAL INDUSTRY MACHINERY              (1.5%)
    Applied Materials, Inc.                          14,579             556,735*
    ASM Lithography Holding                           7,499             169,196*
    LAM Research Corp.                                2,193              31,799*
    Novellus System, Inc.                             2,374              85,316*
                                                                     ----------
                                                                        843,046
                                                                     ----------
STATE COMMERCIAL BANKS                  (0.0%)
    S1 Corp.                                            971               5,098
                                                                     ----------
TELEPHONE COMMUNICATIONS                (0.3%)
    Exodus Communications, Inc.                       7,390             147,800*
                                                                     ----------
TELEPHONE & TELEGRAPH APPARATUS         (5.1%)
    ADC Telecommunications, Inc.                     12,110             219,494*
    Advanced Fibre Communication                      1,354              24,457*
    Ciena Corp.                                       5,132             417,617*
    Efficient Networks, Inc.                            940              12,573*
    Nortel Networks Corp. ADR                        53,732           1,722,781
    Tellabs, Inc.                                     7,336             414,484*
                                                                     ----------
                                                                      2,811,406
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

E*TRADE Technology Index Fund
Schedule of Investments (concluded)
December 31, 2000
--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
                                                    ---------        -----------
TRAVEL                                  (0.2%)
    Sabre Holdings Corp.                              2,360         $   101,775*
                                                                    -----------
TOTAL INVESTMENTS (Cost:$88,497,081)  (100.8%)                       55,961,566
LIABILITIES IN EXCESS OF
   OTHER ASSETS                        (-0.8%)                         (447,655)
                                                                    -----------
NET ASSETS                            (100.0%)                      $55,513,911
                                                                    ===========
*Non-income producing security.



   The accompanying notes are an integral part of these financial statements.

E*TRADE TECHNOLOGY INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at-value (cost: $88,497,081) (Note 1) .............     $55,961,566
Dividends receivable ..........................................           7,164
Interest receivable ...........................................           1,162
Receivable for investment securities sold .....................         472,400
Receivable for fund shares sold ...............................         251,949
                                                                   ------------
       TOTAL ASSETS ...........................................      56,694,241
                                                                   ------------

LIABILITIES
Accrued administration fee (Note 2) ...........................          31,772
Accrued advisory fee (Note 2) .................................          13,238
Disbursements in excess of cash ...............................         467,594
Payable for fund shares redeemed ..............................         667,726
                                                                   ------------
       TOTAL LIABILITIES ......................................       1,180,330
                                                                   ------------

TOTAL NET ASSETS ..............................................     $55,513,911
                                                                   ============

NET ASSETS CONSIST OF:

Paid-in capital ...............................................      88,218,525
Net investment loss ...........................................        (551,566)
Net realized gain on investments ..............................         382,467
Net unrealized depreciation of investments ....................     (32,535,515)
                                                                   ============
TOTAL NET ASSETS ..............................................     $55,513,911
                                                                   ============

SHARES OUTSTANDING (UNLIMITED AUTHORIZED, PAR VALUE $.01) .....       6,759,219
                                                                   ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE            $8.21
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

E*TRADE TECHNOLOGY INDEX FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of witholding tax of $680) ....................    $     74,619
 Interest .....................................................          38,527
                                                                   ------------
           TOTAL INVESTMENT INCOME ............................         113,146
                                                                   ------------
EXPENSES (NOTE 2):
Advisory fee ..................................................         195,504
Administration fee ............................................         469,208
Trustee fees ..................................................           1,212
                                                                   ------------
           TOTAL EXPENSES BEFORE WAIVER OF TRUSTEE FEES .......         665,924
Waived trustee fees (Note 2) ..................................          (1,212)
                                                                   ------------
           NET EXPENSES .......................................         664,712
                                                                   ------------
NET INVESTMENT LOSS ...........................................        (551,566)
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized gain on sale of investments ......................       4,937,359
Change in unrealized appreciation/(depreciation) of investments     (42,002,914)
                                                                   ------------
      NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .........     (37,065,555)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS ..............................................    $(37,617,121)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

E*TRADE TECHNOLOGY INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 Period from
                                                                                               August 13, 1999
                                                                                               (commencement
                                                                                Year           of operations)
                                                                                ended             through
                                                                          December 31, 2000  December 31, 1999
                                                                          -----------------  -----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss ..................................................      $   (551,566)      $    (45,718)
Net realized gain on sale of investments .............................         4,937,359          1,489,252
Change in unrealized appreciation/(depreciation) of investments ......       (42,002,914)         9,467,399
                                                                            ------------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......       (37,617,121)        10,910,933
                                                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions from net realized gain on sale of investments ..........        (4,203,539)        (1,794,887)
                                                                            ------------       ------------
TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares .....................................        89,686,027         50,572,484
Value of shares issued in reinvestment of dividends and ..............         5,709,381               --
Cost of shares redeemed ..............................................       (43,296,831)       (14,864,700)
                                                                            ------------       ------------
NET INCREASE IN NET ASSETS FROM TRANSACTIONS IN SHARES OF COMMON STOCK        52,098,577         35,707,784
                                                                            ------------       ------------

REDEMPTION FEES ......................................................           265,157            147,007
                                                                            ------------       ------------

NET INCREASE IN NET ASSETS ...........................................        10,543,074         44,970,837

NET ASSETS:

Beginning of period ..................................................        44,970,837               --
                                                                            ------------       ------------
END OF PERIOD ........................................................      $ 55,513,911       $ 44,970,837
                                                                            ============       ============

SHARE TRANSACTIONS:
Number of shares sold ................................................         6,281,052          4,411,921
Number of shares reinvested ..........................................           565,611               --
Number of shares redeemed ............................................        (3,252,682)        (1,246,683)
                                                                            ------------       ------------
NET INCREASE IN SHARES OUTSTANDING ...................................         3,593,981          3,165,238
                                                                            ============       ============

   The accompanying notes are an integral part of these financial statements.

E*TRADE TECHNOLOGY INDEX FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                Period from
                                                                                              August 13, 1999
                                                                                               (commencement
                                                                                Year           of operations)
                                                                               ended              through
FOR A SHARE OUTSTANDING FOR THE PERIOD                                    December 31, 2000  December 31, 1999
                                                                          -----------------  -----------------

NET ASSET VALUE, BEGINNING OF PERIOD .................................      $      14.21       $      10.00
                                                                            ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
       Net investment loss ...........................................             (0.08)             (0.01)
       Net realized and unrealized gain/(loss) on investments ........             (5.32)              4.75
                                                                            ------------       ------------
       TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ................             (5.40)              4.74
                                                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
       Distributions from net realized gains .........................             (0.65)             (0.58)
                                                                            ------------       ------------
REDEMPTION FEES ADDED TO PAID-IN CAPITAL .............................              0.05               0.05
                                                                            ------------       ------------
NET ASSET VALUE, END OF PERIOD .......................................      $       8.21       $      14.21
                                                                            ============       ============
TOTAL RETURN .........................................................            (38.02%)            47.71% (1)

RATIOS / SUPPLEMENTAL DATA:
       Net assets, end of period (000s omitted) ......................      $     55,514       $     44,971
       Ratio of expenses to average net assets .......................              0.85%(3)           0.85% (2)(3)
       Ratio of net investment loss to average net assets ............             (0.70%)            (0.49%)(2)
       Portfolio turnover rate .......................................             27.82%             35.77% (1)
------------

(1) For the period August 13, 1999 (commencement of operations) to December 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Advisor voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period August 13,1999 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.85% for the period from August 13, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.

   The accompanying notes are an integral part of these financial statements.

E*TRADE TECHNOLOGY INDEX FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1.    SIGNIFICANT ACCOUNTING POLICIES

E*TRADE Technology Index Fund (the "Fund") is a non-diversified series of E*TRADE Funds (the "Trust"), an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware business trust and was formed on November 4, 1998. As of December 31, 2000, the Trust consisted of ten series: the E*TRADE S&P 500 Index Fund, the E*TRADE Bond Index Fund, the E*TRADE Extended Market Index Fund, the E*TRADE International Index Fund, the E*TRADE E-Commerce Index Fund, the E*TRADE Technology Index Fund, the E*TRADE Global Titans Index Fund, the E*TRADE Russell 2000 Index Fund, the E*TRADE Financial Sector Index Fund and the E*TRADE Premier Money Market Fund. These financial statements contain the E*TRADE Technology Index Fund.

The Fund's investment objective is to match, before fees and expenses, the total return of the stocks making up the Goldman Sachs Technology (GSTI(TM) Composite) Index*. The Fund seeks to achieve its objective by investing substantially all of its assets in the same stocks and in substantially the same percentages as the securities that comprise the GSTI(TM) Composite Index.

* "GSTI(TM)" is a trademark of Goldman, Sachs & Co. and has been licensed for use by E*TRADE Asset Management, Inc., the Investment Advisor, for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates and neither Goldman, Sachs & Co. nor any of its affiliates makes any representation regarding the advisability of investing in the Fund.

The following is a summary of significant accounting policies which are consistently followed by the Funds in the preparation of their financial statements and which are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF ACCOUNTING

The Fund used the accrual method of accounting for financial reporting purposes.

INVESTMENT POLICY AND SECURITY VALUATION

Investments are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded.
Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Short-term debt securities are valued at amortized cost which approximates market value. Restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the supervision and responsibility of the Fund's Board of Trustees.

E*TRADE TECHNOLOGY INDEX FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2000

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Revenue is recognized as follows: dividend income is recognized on the ex-dividend date and interest income is recognized on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income are declared and distributed quarterly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December. Such distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may impact net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

FEDERAL INCOME TAXES

The Fund is treated as a separate entity from each other series of the Trust for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund must distribute annually all of its investment company taxable income and any net capital gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at December 31, 2000.

REDEMPTION FEES

Shares redeemed after September 30, 2000 and held in the Fund for less than four months are subject to a redemption fee of 1.00%, calculated as a percentage of redemption proceeds. Prior to October 1, 2000, the fee was charged on redemptions transacted within six months from the date of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

E*TRADE TECHNOLOGY INDEX FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2000

2.    AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

E*TRADE Asset Management, Inc. (the "Investment Advisor"), a wholly owned subsidiary of E*TRADE Group, Inc. ("E*TRADE Group"), serves as the investment advisor for the Fund pursuant to an investment advisory agreement ("Advisory Agreement"). For its services as investment advisor, the Investment Advisor is paid by the Fund a fee at an annual rate of 0.25% average daily net assets.

Barclays Global Fund Advisors, Inc. ("BGFA") serves as the Fund's investment sub-advisor. For its services, BGFA is paid by the Investment Advisor a fee calculated at an annual rate equal to 0.20% of the Fund's average daily net assets on amounts up to $200 million, 0.15% of average daily net assets on amounts between $200 million and $500 million, and 0.12% of average daily net assets above $500 million. BGFA, is a direct subsidiary of Barclays Global Investors, N.A. which, in turn, is an indirect subsidiary of Barclays Bank PLC.

The Investment Advisor also provides administrative services to the Fund, pursuant to an administrative services agreement ("Administrative Agreement"). Services provided by the Investment Advisor acting as administrator include, but are not limited to: coordinating the services performed by the transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; preparing and supervising the preparation of periodic reports to the Fund's shareholders; generally supervising regulatory compliance matters; providing, at its own expense, the services of its personnel to serve as officers of the Trust; monitoring and reviewing the Fund's contracted services and expenditures; and report to the Board of Trustees concerning its activities pursuant to the Administration Agreement. The Fund pays the Investment Advisor a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for its services as administrator of the Fund.

PFPC Inc. ("PFPC") serves as the Fund's sub-administrator. PFPC also serves as the Fund's transfer agent and dividend disbursing agent. PFPC Trust Company, an affiliate of PFPC, serves as the Fund's custodian.

E*TRADE Securities, Inc., a wholly owned subsidiary of E*TRADE Group, serves as the shareholder servicing agent (the "Shareholder Servicing Agent") for the Fund. The Shareholder Servicing Agent provides personal services to the Fund's shareholders and maintains the Fund's shareholder accounts. E*TRADE Securities, Inc. also serves as the principal underwriter of the Fund. Such services were provided at no cost to the Fund for the fiscal year ended December 31, 2000.

Subject to a limitation of 0.0049% of the Fund's average daily net assets, the Fund was obligated to pay Trustee fees and expenses and certain other direct expenses of the Fund. The Investment Advisor voluntarily agreed to reimburse such expenses for the period August 13, 1999 (commencement of operations) through May 9, 2000. Effective May 9, 2000, such trustee fees and expenses are no longer a direct expense of the Fund, but rather those expenses are paid by the Investment Advisor pursuant to an amendment to the Administrative Agreement.

E*TRADE TECHNOLOGY INDEX FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2000

3.    PORTFOLIO SECURITIES LOANED

The Fund may participate in securities lending, in which securities are lent to certain securities dealers in exchange for cash collateral equal to 102% of the initial market value of the domestic securities lent and 105% of the initial market value of the non-U.S. securities lent. The amount of collateral is adjusted daily for changes in the market value of securities lent but at no subsequent period would the cash collateral equal less than 100% of the market value of securities lent. The Fund retains a beneficial interest in the collateral held. The Investment Advisor monitors the creditworthiness of all parties to which securities are lent. The Fund charges the corresponding party interest on the market value of securities lent. The Fund did not have any securities lending activity during the fiscal year ended December 31, 2000.

4.    FUTURES CONTRACTS

The Fund may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund is required to segregate cash, U.S. Government obligations or other liquid securities in connection with futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The Fund did not enter into any futures contracts during the fiscal year ended December 31, 2000.

5.    REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Repurchase agreements are transactions involving purchases of securities under agreements to resell such securities at a specified price and time are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Schedule of Investments. The Fund's Statement of Additional Information requires that the cash investments be fully collateralized based on values that are marked to market daily. The Fund's Custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. The Fund's Investment Advisor monitors, on an ongoing basis, the value of the collateral to assure that it always equals or exceeds the repurchase price. There were no repurchase agreements entered into by the Fund during the fiscal year ended December 31, 2000.

6.    INVESTMENT PORTFOLIO TRANSACTIONS

Purchases  and  sales  of  investments,   exclusive  of  short-term  securities,
aggregated $67,691,566 and $21,005,987, respectively, for year ended December 31, 2000.

7.    UNREALIZED APPRECIATION/DEPRECIATION - TAX BASIS

At December 31, 2000, net unrealized depreciation on investments for federal income tax purposes was comprised of the following:

                  Unrealized     Unrealized     Net Unrealized
                 Appreciation   Depreciation     Depreciation
                 ------------   ------------    --------------
                  $2,436,760     $34,972,275     $32,535,515

At December 31, 2000, the cost basis of the investments for federal income tax purposes was $89,806,819.

8.    CHANGE IN ACCOUNTING POLICY

In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the presentation of the Fund's financial statements. These changes are not expected to have any material impact on the net assets of the Fund.

INDEPENDENT AUDITORS' REPORT
----------------------------



To the Board of Trustees and Shareholders of E*TRADE Funds:

We have audited the accompanying statement of assets and liabilities of E*TRADE Technology Index Fund (the "Fund") (one of ten funds comprising the E*TRADE Funds), including the schedule of investments, as of December 31, 2000 and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period August 13, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the E*TRADE Technology Index Fund as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period August 13, 1999 (commencement of operations) to December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Los Angeles, California
February 21, 2001